UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2007

ALABAMA NATIONAL BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25160	63-1114426
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1927 First Avenue North, Birmingham, Alabama 35203

(Address of principal executive offices, including zip code)

(205) 583-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On December 28, 2007, Alabama National BanCorporation (“ANB”) sent a notice to its directors and executive officers informing them that a blackout period with respect to the Alabama National BanCorporation Employee Capital Accumulation Plan (the “Plan”), a 401(k) plan sponsored by ANB, will begin as of 4:00 p.m., Eastern Time, on January 28, 2008, and end the calendar week of February 18, 2008, during which time they will be subject to blackout restrictions with respect to transactions in ANB common stock and related equity securities. This blackout period is being implemented in connection with the anticipated merger (the “Merger”) of ANB with and into RBC Centura Banks, Inc. (“RBC Centura”), a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). To administer the exchange of shares of ANB common stock held by the Plan for cash, RBC common shares, or a combination of both, in connection with the Merger, access to ANB common stock held in participant accounts under the Plan must be suspended for the blackout period, during which time participants in the Plan will be unable to engage in any transaction involving ANB common stock held in their Plan accounts, including investment direction and diversification, distribution and loan transactions.

On December 27, 2007, ANB received notice of the blackout period pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974. On December 28, 2007, ANB sent a notice to participants in the Plan regarding the upcoming suspension of trading of ANB common stock held in Plan accounts during the blackout period.

A copy of the blackout notice to ANB’s directors and executive officers, which includes the information specified in
Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the blackout period and for a period of two years after the ending date of the blackout period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting Kimberly Moore at 1927 First Avenue North, Birmingham, Alabama 35203, or at (205) 583-3738, to whom all inquiries regarding the blackout period should be directed.

Where You Can Find Additional Information About The Merger

The proposed Merger is being submitted to ANB’s stockholders for consideration at a special meeting to be held on January 24, 2008. In connection with the proposed Merger, RBC has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (File No. 333-147789) (as amended, the “Registration Statement”) to register the RBC common shares to be issued to ANB stockholders in the proposed Merger and that includes a definitive proxy statement of ANB dated December 14, 2007 (the “Proxy Statement/Prospectus”) that also constitutes a prospectus of RBC. RBC and ANB have also filed, and intend to continue to file, additional relevant materials with the SEC. ANB and RBC filed the Proxy Statement/Prospectus with the SEC on December 17, 2007 and ANB began mailing the Proxy Statement/Prospectus to its stockholders on or about December 18, 2007. These documents contain important information about the Merger. ANB stockholders are urged to read these documents carefully.

You may obtain copies of all documents filed with the SEC regarding the Merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain documents filed by RBC with the SEC free of charge from RBC’s website (www.rbc.com) under the heading “News and Information—Investor Relations” and then under the heading “Regulatory Filings” and then under the heading “Link to EDGAR Information and Filings.” You may also obtain documents filed by ANB with the SEC free of charge, from ANB’s website (www.alabamanational.com) under the heading “Financial Reports” and then under the item “SEC Filings.”

Participants in The Merger

RBC, RBC Centura, ANB and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants soliciting proxies from ANB stockholders in favor of the Merger. Information about RBC’s executive officers and directors is available in RBC’s management proxy circular filed with the SEC as an exhibit to its Form 6-K on February 9, 2007. Information about ANB’s executive officers and directors is available in Alabama National’s definitive proxy statement and Form 8-K filed with the SEC on April 12 and June 22, 2007, respectively. Additional information regarding the interests of persons who may, under the rules of the SEC, be considered participants in the solicitation of ANB stockholders in connection with the proposed Merger is available in the definitive Proxy Statement/Prospectus for the proposed Merger and other relevant documents filed with the SEC.

Cautionary Statement Regarding Forward-Looking Information

This document may contain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. ANB cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the anticipated schedule for the merger between ANB and RBC Centura, and other statements that are not historical facts. Such forward-looking statements are necessarily estimates reflecting ANB’s best judgment based upon current information and involve a number of risks and uncertainties, and various factors could cause results to differ materially from those contemplated by such forward-looking statements.

The following factor, among others, could cause actual results to differ from those set forth in forward-looking statements: ANB’s ability to consummate the proposed merger with RBC Centura on the proposed terms and schedule, including the ability to obtain regulatory approval and approval of ANB’s stockholders. Additional factors that may affect future results are contained in ANB’s and RBC’s filings with the SEC, which are available at the SEC’s web site, http://www.sec.gov, including without limitation the risk factors set forth in the definitive proxy statement/prospectus filed by ANB and RBC with the SEC on December 17, 2007, ANB’s Annual Report on Form 10-K for the year ended December 31, 2006, and ANB’s Quarterly Report for the period ended September 30, 2007. ANB disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
99.1	Notice of Blackout Period to Directors and Executive Officers of Alabama National BanCorporation, dated December 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alabama National BanCorporation

By:	/s/ William E. Matthews, V
William E. Matthews, V
Executive Vice President and Chief Financial Officer

Dated: December 31, 2007

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Notice of Blackout Period to Directors and Executive Officers of Alabama National BanCorporation, dated December 28, 2007